                           '40 Act File No. 811-9791

    As filed with the Securities and Exchange Commission on September 13, 2001.


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                    ACT OF 1940                             [X]

                  Amendment No. 3                           [X]

                       (Check appropriate box or boxes)

                             SWISS STOCK PORTFOLIO
              (Exact Name of Registrant as Specified in Charter)

            21 Milk Street, Boston, Massachusetts      02109
           (Address of Principal Executive Offices)  (Zip Code)

   Registrant's Telephone Number, including Area Code: (617) 423-0800

      Philip W. Coolidge, 21 Milk Street, Boston, Massachusetts 02109
                 (Name and Address of Agent for Service)

                              Copy to:
    Marianne K. Smythe, Wilmer, Cutler & Pickering, 2445 M. Street, N.W.
                      Washington, D.C. 20037-1420

PART A


         Responses to Items 1 through 3, 5 and 9 have been omitted pursuant to
Item 2(b) of Instruction B of the General Instructions to Form N-1A.

Item 4.  Investment Objectives, Principal Investment Strategies, and Related
         Risks

         The Swiss Stock Portfolio (the Portfolio) seeks long-term growth of capital.


         Julius Baer Investment Management Inc. ("JBIMI" or the "Manager") acts as the investment manager to each foreign and domestic fund and institutional investor (each a "Spoke fund" and, collectively, "Spoke funds") that participates in the Portfolio. Each Spoke fund has entered into a substantially identical investment advisory agreement with the Manager. The initial Spoke funds that participate in the portfolio are the Julius Baer Swiss Stock Fund (the "U.S. Fund"), a series of Julius Baer Multistock Funds, and the Julius Baer Multistock Swiss Stock Fund (the "Non-U.S. Fund").


         The Manager invests the Portfolio's assets in a non-diversified selection of common stock, convertible securities and preferred stock. Ordinarily, the Manager invests at least two-thirds of the Portfolio's assets in common or preferred stock -- together with warrants, options or other instruments that give the right to buy such stock -- issued by companies that have their registered office or the major part of their business in Switzerland. Because the Portfolio is a non-diversified fund, the Portfolio's assets may include only a small number of stocks or have a high percentage invested in the equity securities of one company.

         The Manager will invest at least 90% of the Portfolio's assets in "recognized securities." For this purpose, "recognized securities" are securities issued by companies with their registered offices or the major part of their business activities in Switzerland or Liechtenstein, which securities are either (a) quoted and transferable on a stock exchange or other regulated public market in Switzerland or elsewhere in the world, or (b) new issues of stock that have applied for listing on a stock exchange or other regulated market, provided that such listing is granted within one year of the application. This means that the Manager may invest in securities before they are listed on an exchange or other regulated market, provided that an application for listing has been made, but that the Manager must dispose of such securities if listing is not granted within one year.

         The Manager may invest up to one-third of the Portfolio's assets in securities of companies with their registered offices or the major portion of their business activities located in the Principality of Liechtenstein. The Manager may pursue investments in issuers in Liechtenstein because of the close affiliations between that country and Switzerland. Liechtenstein is a small country of 62 square miles and fewer than 35,000 people, which is located on the border of Switzerland. Liechtenstein shares a common and close history with Switzerland. The Principality also maintains close economic ties with
Switzerland: it participates in a customs union with Switzerland; it utilizes the Swiss Franc as its currency; and the shares of Liechtenstein companies are traded on the SWX Swiss Exchange.

         Although the Manager seeks to achieve the Portfolio's investment goals primarily by investing the Portfolio's assets in equity securities of Swiss companies, the Manager also may invest up to one-third of the Portfolio's assets in investment grade fixed-rate or variable-rate debt instruments of varying maturities, convertible bonds or bonds with warrants attached from corporate issuers. In addition, the Manager may invest up to 15% of the Portfolio's assets in equity warrants and options. Equity warrants give the right to buy newly issued or outstanding securities of a company at a fixed price.


         The Manager may determine to invest the Portfolio's assets in debt instruments and warrants and options when it believes that these securities present superior investment opportunities to investments in equity securities. When the Manager determines to invest in these securities, the Portfolio may not participate in advances or declines in the equity markets to the extent that it would have if the Portfolio's assets had remained fully invested in equity securities.

         The Manager uses both a top-down and bottom-up approach. A top-down analysis focuses on macroeconomic factors, such as inflation, interest and tax rates, currency and political climate. A bottom-up analysis focuses on company-specific variables (such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise) and financial characteristics (such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth). Although the Manager will generally invest the Portfolio's assets in large and well-established companies, it may also invest in smaller emerging growth companies.


         The Manager plans to invest the Portfolio's assets principally in securities denominated in Swiss Francs. The Manager also may invest the Portfolio's assets in securities denominated in other currencies, including the Euro. The Manager may enter into currency hedging transactions in an attempt to protect the Portfolio's assets from a change in the value of such currencies in relation to Swiss Francs. However, the Manager does not intend to engage in transactions to protect against adverse changes in the value of the Swiss Franc or other currencies in relation to the U.S. Dollar. The Manager also may at times use futures, options and forward contracts for hedging purposes. The Manager may enter into hedging transactions in an attempt to reduce specific risks, but hedging strategies are not always successful and could result in increased expenses and losses to the Portfolio. The Manager may use hedging transactions to protect the Portfolio from changes in market or economic conditions that might cause securities that are already held by the Portfolio to decline in value. The Manager also may use hedging transactions to take positions in or to gain exposure to a particular security or currency in advance of the purchase or sale by the Manager of that security or securities denominated in that currency.


         The Manager may temporarily depart from the Portfolio's normal investment policies -- for instance, by investing substantially in cash reserves, money market instruments or short-term securities -- in response to extraordinary market, economic, political or other conditions. In doing so, the Manager may fail to achieve the Portfolio's investment goal.

PRINCIPAL RISKS

Market Risk. Investing in common stocks is subject to stock market risk. Stock
-----------
prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

Non-Diversification Risk. The Portfolio is classified as "non-diversified" under
------------------------
the Investment Company Act of 1940 ("1940 Act"). This means that the Portfolio is not limited under the 1940 Act in the percentage of its assets that may be invested in any one issuer. However, the Manager intends to comply with certain diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986. In order to meet those standards, among other requirements, at the close of each quarter of its taxable year, not more than 25% of the Portfolio's total assets (valued at the time of investment) may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies).

Because the Manager may invest a significant percentage of the Portfolio's assets in a single security, the appreciation or depreciation of such a security may have a greater effect on the net asset value of the Portfolio than would a smaller investment in that security. For this reason, the net asset value of the Portfolio may fluctuate more than would the net asset value of a comparable mutual fund that is diversified.

Non-U.S. Investing. Investing in securities of non-U.S. issuers, which
------------------
securities are generally denominated in Swiss Francs and other foreign currencies, involves both opportunities and risks that are not typically associated with investing in U.S. securities. The principal risks may include: fluctuations in the rates of exchange between the U.S. Dollar and the Swiss Franc and other foreign currencies in which the Portfolio invests; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information about the issuers of securities; less, or different kinds of, governmental supervision of stock exchanges and securities brokers and issuers; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; and imposition of foreign taxes.

         Single Country Risk. The Manager focuses its investments on the
         -------------------
         securities of issuers with registered offices or the major part of their business in one country, Switzerland, and it also may have a significant stake in securities of issuers of a second and closely related country, Liechtenstein. Investing and trading in securities of issuers located in one or two countries increases the Portfolio's vulnerability to economic, political and regulatory developments within those particular countries.

         Special Risks Associated with Swiss and Liechtenstein Securities. In
         ----------------------------------------------------------------
         addition to the above risks, investing in issuers with registered offices or the major part of their business in Switzerland and Liechtenstein involves special considerations not usually associated with investing in securities of established U.S. companies.

         To begin with, the accounting and reporting standards that are applicable to Swiss and Liechtenstein companies differ from U.S. standards. In general, Swiss and Liechtenstein companies do not provide all of the disclosures required under U.S. laws and accounting practices, and such disclosures may be less timely and less frequent than that required of U.S. companies. For this reason, there may be less information available regarding Swiss and Liechtenstein companies than U.S. companies.

         Moreover, the Swiss equity markets generally have less trading volume than U.S. securities markets, and the capitalization of the Swiss equities markets is highly concentrated in a relatively small number of companies and broad industry sectors. The combination of lower trading volume and greater concentration may create a greater risk of price volatility for the Portfolio than if the Portfolio were invested in the U.S. securities markets. Finally, there is generally less government regulation of the Swiss capital markets than the U.S. markets, and the Swiss market is smaller and less liquid than the markets in the United States. Because of limitations under Luxembourg securities law and U.S. securities and tax law on the amount that an investment fund may invest in a single company or industry, the Portfolio's holdings of securities issued by some companies may not match the weightings of those companies in the SPI.

         Foreign Currency Risk. The Manager focuses the Portfolio's investments
         ---------------------
         in securities that are denominated in Swiss Francs, and the Manager also may make investments in securities denominated in other foreign currencies. The Manager does not, however, intend to engage in transactions to protect against the risk that the value of the Swiss Franc, or other foreign currencies in which the Portfolio's assets will be invested, will change against the value of the U.S. Dollar. Thus, a change in the value of the Swiss Franc generally will result in a change in the U.S. Dollar value of the Fund's assets. This means that, for example, if the value of the Swiss Franc moves down against the value of the U.S. Dollar, the Portfolio's net asset value and income for distribution may decline even if the Portfolio had a positive performance as measured in Swiss Francs.

         Any hedging transactions in which the Manager determines to engage will seek to protect the Portfolio's assets only from changes in the exchange rates between foreign currencies and the Swiss Franc. For example, if the Manager invests in securities that are denominated in Euros, it may (but is not required to) buy Euro futures or options to attempt to protect the Portfolio from changes to the value of Euros, as compared to Swiss Francs. That hedging strategy will not, however, protect the Portfolio from changes in the value of Euros in relation to U.S. Dollars. Thus, if the value of the Euro falls when compared to the U.S. Dollar, the Portfolio's value -- in U.S. Dollar terms -- may fall despite the Manager's hedging transactions depending on the effect of the hedging transactions and the extent of any changes in value of the Swiss Franc relative to the U.S. Dollar.

         For this reason, the Portfolio may be exposed to increased risk of changes in the value of the Swiss Franc and other foreign currencies, when compared to the U.S. Dollar.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the
-----------
possibility that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of Investment Grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Interest Rate Risk. Investing in debt securities is subject to the risk that the
------------------
market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

Warrant Risk. A warrant gives the owner the right to buy a quantity of stock.
------------
The warrant specifies the amount of the underlying stock, the purchase (or "exercise") price, and the date the warrant expires. The owner has no obligation to exercise the warrant and buy the stock.
A warrant has value only if the owner exercises it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the owner loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.


Additional Risks.
----------------

 . The use of futures, options and forward contracts may expose the Portfolio's assets to additional investment risks and transaction costs. These are described more fully under the heading Investment Strategies and Risks and in Part B.


 . Participation in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Item 6.  Management, Organization and Capital Structure.

Investment Manager


         JBIMI serves as investment manager with respect to the Portfolio's assets. Accordingly, JBIMI makes all investment decisions and performs all of the portfolio management functions for the Portfolio's assets. JBIMI is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940; it was founded in 1983 and is located at 330 Madison Avenue, New York, NY 10017. JBIMI is a wholly owned subsidiary of Julius Baer Securities Inc., which in turn is a wholly owned subsidiary of Julius Baer Holding Ltd., a publicly traded Swiss-based banking and asset management firm. As of January 31, 2001, JBIMI had assets under management of approximately $5.8 billion.


         Each Spoke fund pays the Manager a fee for its services. The fee payable by each Spoke fund for the fiscal year ending December 31, 2001 is shown in the table below.

     ---------------------------------------------------------------------
     Spoke fund                    Fee (as a % of average daily net
                                   assets)
     ---------------------------------------------------------------------
     Swiss Stock Fund, a           1.10%
     series of Julius Baer
     Multistock Funds
     ---------------------------------------------------------------------
     Julius Baer Multistock        1.10%
     Swiss Stock Fund, a
     series of Julius Baer
     Multistock SICAV
     ---------------------------------------------------------------------

Portfolio Management

         Messrs. Lorenz Reinhard and Urs Heiniman, who are located in Zurich, Switzerland, are Vice President and First Vice President, respectively, of JBIMI, and they manage the day-to-day affairs of the Portfolio. This means that they make the daily decisions about the securities to purchase and sell to achieve the Portfolio's investment goal. Mr. Reinhard serves as the portfolio manager for the Portfolio. From 1995 until 1997, he worked for Bank Julius Baer as Primary Financial Analyst Switzerland. In 1997, Mr. Reinhard joined Julius Baer Asset Management Ltd., Zurich, as a portfolio manager and financial analyst. Since July 1, 1999, he has served as portfolio manager for the predecessor to the Portfolio. Before joining Bank Julius Baer in 1995, Mr. Reinhard was Primary Financial Analyst for Zurich Cantonal Bank. Mr. Urs Heiniman serves as the deputy portfolio manager for the Fund and the Portfolio. Since July 1, 1999, he has served as deputy portfolio manager for the Portfolio's predecessor. For the five years before serving as deputy portfolio manager for the Portfolio's predecessor, Mr. Heiniman was responsible for the Swiss equity portfolios of the institutional clients of the Julius Baer Group.

         Item 7. Investor Information.


         The net asset value of the Portfolio's assets ordinarily is determined twice every day that banks in both Luxembourg and Zurich are open for business (Portfolio Business Day) and is based on the closing prices of the regular trading session on that day on the SWX Swiss Exchange. The net asset value also will be calculated at any other time that a Spoke fund may specify. Banks in Luxembourg are closed on the following days in 2001: January 1 and 2; April 13 and 16; May 1 and 24; June 4; August 1 and 15; November 1; and December 25 and
26. Banks in Zurich and the SWX Swiss Exchange are closed on the same days, except that the Zurich banks and the Exchange are open on August 15 and November 1.



         It is currently contemplated that the U.S. Fund will present any order relating to the contribution or withdrawal of assets to or from the Portfolio at 4:00 p.m., Eastern time, and that the Portfolio's assets will be valued as of 4:00 p.m., Eastern time, based on the closing prices on the SWX Swiss Exchange at 10:00 a.m., Eastern time, on that day (the "first business day"). It is also contemplated that the Non-U.S. Fund will present its order for the contribution or withdrawal of assets to or from the Portfolio by 8:00 a.m., Luxembourg time, on the next business day, and that the Portfolio's assets will be valued as of 8:00 a.m., Luxembourg time, based on the closing prices on the SWX Swiss Exchange on the first business day.



         Dexia Banque Internationale a Luxembourg ("BIL") as Administrator values the Portfolio's assets on the basis of their market value or other fair value. If quotations are not readily available, the assets are valued at fair value in accordance with procedures agreed upon by each Spoke fund.


         Participants in the Portfolio may be sought only through private placements. Spoke funds may be other investment companies, insurance company separate accounts, common or commingled trust funds, or similar organizations or entities which are "accredited investors." This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the Securities Act of 1933.

         A contribution of assets to the Portfolio may be made without a sales load. All contributions of assets are made at the net asset value next determined after an order is received in "good order."

         There is no minimum initial or subsequent amount of a contribution to the Portfolio. However, because the Manager intends to fully invest the Portfolio's assets at all times as are reasonably practicable in order to enhance the yield on the assets, contributions must be made in immediately available funds. Contributions to the Portfolio may cease to be accepted or be rejected at any time.

         A Spoke fund may withdraw all or any portion of its interest in the Portfolio at the net asset value next determined after a request in "good order" is furnished by the Spoke fund. The proceeds of a withdrawal will be paid in federal funds normally on the next Portfolio Business Day after the withdrawal is effected, but in any event within seven days. A Spoke fund's participation in the Portfolio may not be transferred.

         The right of any Spoke fund to receive payment with respect to any withdrawal may be suspended or the payment of the proceeds therefrom postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the New York Stock Exchange is restricted or, if an emergency exists.

         Under certain circumstances, such as accommodating requests for complete withdrawals, distributions in kind may be made to Spoke funds (i.e., to distribute securities as opposed to cash). If securities are distributed, a Spoke fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, a distribution in kind may result in a less diversified portfolio of investments being held through the Portfolio or it could adversely affect the liquidity of the investments being held through the Portfolio.

         Interests in the Portfolio are neither insured nor guaranteed by the U.S. Government. Interests in the Portfolio are not deposits or obligations of, or guaranteed by, Bank Julius Baer & Co., Ltd., and the interests are not insured by the Federal Deposit Insurance Corporation or any other federal, state or other governmental agency. An investment through the Portfolio is subject to investment risk, including possible loss of principal amount invested.

Item 8.  Distribution Arrangements.

         Not applicable.

PART B
Item 10.  Cover Page.

         Not applicable.

         Table of Contents.



                                                                                                 Page
         Portfolio History....................................................................   B-1
         Description of Portfolio, Investments and Risks......................................   B-1
         Management...........................................................................   B-23
         Control Persons and Principal Holders of Securities..................................   B-24
         Investment Advisory and Other Services...............................................   B-24
         Brokerage Allocation, Transactions and Other Practices...............................   B-26
         Capital Stock and Other Securities...................................................   B-28
         Purchase, Redemption and Pricing of Securities.......................................   B-29
         Tax Status...........................................................................   B-31
         Underwriters.........................................................................   B-32
         Calculations of Performance Data.....................................................   B-32
         Financial Statements.................................................................   B-32


Item 11.  Portfolio History.


         The Portfolio is a fiduciary arrangement under the law of the State of New York and is formed by the entry of each of the Spoke funds that participate in it into a Global Hub and Spoke Agreement with the Supervisors and into a series of parallel contracts with, among others, the investment manager, the custodian, and other service providers with respect to the services provided to the Portfolio. The Portfolio was established on January 19, 2000 and is separately registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company within the meaning of the 1940 Act.


Item 12.  Description of Portfolio, Investments and Risks.

         The investment objective of the Swiss Stock Portfolio (the Portfolio) is to provide Spoke funds with long-term growth of capital.

         Julius Baer Investment Management Inc. ("JBIMI" or "Manager") acts as the investment manager too each Spoke fund. Each Spoke fund has entered into a substantially identical investment management agreement with the Manager.

         The following discussion supplements the information regarding the investment objective of the Portfolio and the policies to be employed to achieve this objective as set forth above and in Part A.

         The Manager will invest at least 90% of the Portfolio's assets in "recognized securities." For this purpose, "recognized securities" are securities issued by companies with their registered offices or the major part of their business activities in Switzerland or Liechtenstein, which securities are either (a) quoted and transferable on a stock exchange or other regulated public market in Switzerland or elsewhere in the world, or (b) new issues of stock that have applied for listing on a stock exchange or other regulated market, provided that such listing is granted within one year of the application. This means that the Manager may invest in securities before they are listed on an exchange or other regulated market, provided that an application for listing has been made, but that the Manager must dispose of such securities if listing is not granted within one year.

         The Manager will invest substantially all of the Portfolio's assets in transferable equity securities when it believes that the relevant market environment favors profitable investing in those securities. Equity investments are selected in industries and companies that the Manager believes are experiencing favorable demand for their products and services, and which operate in a favorable regulatory and competitive climate. The Manager's analysis and selection process focuses on growth potential; investment income is not a consideration. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant consideration in selecting foreign equity securities. Generally, the Manager intends to invest in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office, although shares of Liechtenstein companies are traded on the SWX Swiss Exchange. While no assurances can be given as to the specific issuers of the equity securities in which the Manager will invest, the Manager intends to seek out the securities of large well-established issuers. However, the Manager will invest in the equity securities of smaller emerging growth companies when it believes that such investments represent a beneficial investment opportunity.

         Although the Manager normally invests primarily in equity securities, it may increase the cash or non-equity position when it is unable to locate investment opportunities with desirable risk/reward characteristics. The Manager may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, high-grade commercial paper, certificates of deposit or other debt securities when it perceives an opportunity for capital growth from such securities or so that a return on idle cash may be received.

EQUITY INVESTMENTS

When-Issued Securities and Delayed Delivery Transactions

         Securities may be purchased on a when-issued basis and purchased or sold on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. When-issued or delayed-delivery transactions will not be entered into for the purpose of leverage, although, to the extent a Spoke fund is fully invested through the Portfolio, these transactions will have the same effect on the value of its investment as leverage. The right to acquire a when-issued security may be sold prior to its acquisition or its right to deliver or receive securities in a delayed-delivery transaction may be disposed of if the Manager deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Income will not be accrued with respect to a debt security purchased on a when-issued or delayed-delivery basis prior to its stated delivery date but income will continue to accrue on a delayed-delivery security that has been sold. When-issued securities may include securities purchased on a "when, as and if issued" basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. To facilitate acquisitions, a segregated account with the Custodian is maintained with liquid assets in an amount at least equal to such commitments. Such a segregated account consists of cash, Government securities, liquid, high grade debt securities or liquid equity securities, marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow.

Rule 144A Securities

         The Manager may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act ("Rule 144A Securities"). A Rule 144A Security may be considered illiquid and therefore subject to the 10% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security. Guidelines may be adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities may be delegated to the Manager, although each Spoke fund and the Supervisors will retain ultimate responsibility for any determination regarding liquidity. All factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored.

Warrants

         The Manager may invest up to 15% of the Portfolio's assets in warrants of transferable securities of international issuers, that is, warrants issued by banks and firms in Switzerland or elsewhere in the world, that give the Manager the right to purchase equity securities of companies with their registered offices or the major part of their business activities in Switzerland or Liechtenstein. In addition to direct investments in securities issued by such companies, the Manager may use investments in warrants to obtain further exposure to the market performance of such companies. Warrant holdings may consist of equity warrants, index warrants, covered warrants, and long term options of, or relating to, international issuers. Warrants are securities that give the holder the right, but not the obligation, to subscribe for, in the case of a call, or sell, in the case of a put, equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time an equity warrant convertible into a warrant is acquired or sold, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock.

         Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Bonds may be bought with warrants attached. Most warrants trade in the same currency as the underlying stock ("domestic warrants"), but also may be traded in a different currency ("euro-warrants"). Equity warrants are traded on a number of exchanges, including but not limited to France, Germany, Japan, Netherlands, Switzerland and the United Kingdom, and in over-the-counter markets. Since there is a readily available market for these securities, the Manager believes that warrants should be considered a liquid investment.

         Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

         Covered warrants are rights created by an issuer, typically a financial institution, normally entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer's group or by a custodian or other fiduciary for the holders of the covered warrants.

         Long term options operate much like covered warrants. Like covered warrants, long term options are options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer, in the case of a call, or sell, in the case of a put, outstanding securities of another issuer. Long term options have an initial period of one year or more, but generally have terms between three and five years. At present, long term options are traded only in the Netherlands, where a distinct market does not exist. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

         Only covered warrants, index warrants, and long term options issued by entities deemed to be creditworthy will be acquired. The Manager will monitor the creditworthiness of such issuers on an on-going basis. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof). To reduce this risk, the holdings of covered warrants, index warrants, and long term options will be limited to those issued by entities that either have a class of outstanding debt securities that is rated investment grade or higher by a recognized rating service or otherwise are considered to have the capacity to meet their obligations.

Options on Securities

         Call options may be purchased and put options may be sold that are quoted or traded on an official stock exchange or other regulated market as long as premiums do not exceed 15% of the Portfolio's net asset value. Purchases of call options and sales of put options are permitted only with respect to the kind of underlying securities whose purchase is permitted through the Portfolio.

         The equivalent of the bought call options and the sold put options calculated at the strike price must be continually covered by liquid assets until the corresponding positions are closed out.

         The contract value of the call options purchased and the put options sold in respect of a particular company together with the market value of the securities of the same company already held through the Portfolio may not permanently exceed 10% of the Portfolio's assets. Thereby, the contract value corresponds in the case of:

a) call options, to the exercise price plus the market value of the options times number of units;

b) put options, to the exercise price less the market value of the option times number of units

         The contract value of the transactions effected according to the above mentioned requirements which do not serve hedging purposes may not permanently exceed 49% of the Portfolio's assets.

         If a call option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or below the exercise price during the life of the option, the option will expire worthless and the premium paid for the option will be lost.

         For further information please refer to "Hedging Techniques".

Depository Receipts

         The Manager may invest in securities issued in multi-national currency units, such as the Euro, American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or European Depository Receipts ("EDRs") (collectively, "Depository Receipts"). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a non-U.S. corporation. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Manager may invest in Depository Receipts through "sponsored" or "unsponsored" facilities if issues of such Depository Receipts are available and are consistent with the investment objective. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. In order to seek to protect against a decline in value of the Portfolio's assets due to fluctuating currency rates, the Manager may engage in certain hedging strategies, as described under "Hedging Techniques" below.

Securities of Other Investment Companies

         The Manager may invest in securities of another investment company which are recognized as undertakings for collective investments in transferable securities under the Directive 85/611 of the European Union in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Portfolio's assets and (c) when added to all other investment company securities held through the Portfolio, the open-end investment company holdings do not exceed 5% of the value of the Portfolio's assets. Spoke funds should note that investment in the securities of other investment companies would involve the payment of duplicative fees.

FIXED-INCOME INVESTMENTS

         The Manager may invest up to one-third of the Portfolio's assets in transferable fixed-income investments from recognized countries. When the Manager invests in such debt securities, investment income may increase and may constitute a large portion of the return from the Portfolio's assets but, under these certain circumstances, the Manager would not expect the Portfolio to participate in market advances or declines to the extent that it would if the Portfolio remained fully invested in equity securities.

         The performance of the debt component of securities in the Portfolio depends primarily on interest rate changes, average weighted maturity and the quality of the securities held. The debt component will tend to decrease in value when interest rates rise and increase when interest rates fall. Generally, shorter term securities are less sensitive to interest rate changes, but longer term securities offer higher yields. The value of and yield from the Portfolio's assets will also depend, in part, on the quality of those investments. While U.S. Government securities are generally of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the value of the Portfolio's assets will depend on the extent of these investments.

Unrated Debt Securities

         The Manager may invest the Portfolio's assets in unrated debt instruments of non-U.S. and U.S. issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of non-U.S. governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Manager may treat such securities as unrated debt. See the Appendix for a description of bond rating categories.

Convertible Securities

         The Manager may invest the Portfolio's assets in transferable convertible securities, consisting of both convertible debt and convertible preferred stock, which may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock. The common stock received upon the conversion of a convertible security or the exercise of a warrant may be retained.

Money Market Investments

         Although it is intended that the Portfolio's assets stay invested in the equity and fixed income securities described herein and in Part A to the extent practical in light of the Portfolio's investment objective and long-term investment perspective, the Portfolio's assets may be invested in bank deposits and money market instruments maturing in less than 12 months to meet anticipated expenses or for day-to-day operating purposes and when, in the Manager's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity market. In addition, when large cash inflows are experienced through additional investments or the sale of portfolio securities, and desirable securities that are consistent with the investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such securities. To the extent short-term trading is engaged in, short-term capital gains or losses may be realized and increased transaction costs may be incurred.

U.S. Government Securities

         The Manager may invest the Portfolio's assets in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Manager also may invest in instruments that are supported by the right of the issuer to borrow from the United States Treasury and instruments that are supported by the credit of the instrumentality. Because the United States government is not obligated by law to provide support to an instrumentality it sponsors, the Manager will invest in obligations issued by such an instrumentality only if it determines that the credit risk with respect to the instrumentality does not make the securities unsuitable for investment.

Non-U.S. Government Securities

         Non-U.S. government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Non-U.S. government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

         Non-U.S. government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, non-U.S. government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Repurchase Agreements

         Repurchase agreements may be entered into with high quality counterparties, member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.

         Under the terms of a typical repurchase agreement, an underlying security would be acquired for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the buyer to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The buyer bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the buyer is delayed or prevented from exercising the right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the buyer seeks to assert this right. In order to evaluate the risks, the Manager monitors the creditworthiness of those bank and non-bank dealers with which repurchase agreements are entered into. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940 ("1940 Act").

Reverse Repurchase Agreements

         Reverse repurchase agreements may be entered into only with high quality counterparties, member banks of the Federal Reserve System and certain non-bank dealers. This is an agreement in which the Seller agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money. Proceeds of borrowings under reverse repurchase agreements are invested. This is the speculative factor known as "leverage." If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into if, as a result, more than one-third of the market value of the Portfolio's assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the Custodian is established and maintained with liquid assets in an amount at least equal to the purchase obligations under the reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

4(2) Commercial Paper

         Under procedures adopted by each Spoke fund and the Supervisors, 4(2) Commercial Paper may be considered to be liquid. If not considered liquid, such 4(2) Commercial Paper will be subject to the 10% limitation of the purchase of illiquid securities.

INVESTMENT TECHNIQUES

Non-U.S. Investments

         Spoke funds should recognize that investing in non-U.S. companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Manager will be investing the Portfolio's assets substantially in securities denominated in Swiss Francs, and since funds may be temporarily held in bank deposits denominated in Swiss Francs, the value of the Portfolio's assets may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between the Swiss Franc or such other currencies, on the one hand, and the dollar on the other. A change in the value of a non-U.S. currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the assets denominated in that non-U.S. currency. Changes in non-U.S. currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed.

         The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the non-U.S. exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular non-U.S. country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular non-U.S. country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other non-U.S. countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

         Many of the non-U.S. securities held will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the non-U.S. company or government issuing them than is available about a U.S. company or government entity. Non-U.S. issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or U.S. developments which could affect U.S. investments in those countries. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Manager may invest in securities of non-U.S. governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

         The interest payable on non-U.S. securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deduction for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the income derived from the Portfolio's assets.

HEDGING TECHNIQUES

Futures Activities

         Futures contracts for the purchase and sale of fixed-income securities or foreign currencies may be entered into and related options that are traded on non-U.S. as well as U.S. exchanges may be purchased or written. These investments may be made solely for the purpose of hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the Portfolio's assets and not for purposes of speculation. Positions in currency futures and interest rate futures transactions will not be entered into if the value of such contracts exceeds the value of the assets of the Portfolio in the applicable currency, and their terms are longer than the maturity dates of the assets.
         Futures Contracts. A futures contract for the purchase or sale of
         -----------------
fixed-income securities provides for the future sale by one party and the purchase by the other party of a certain amount of a specific debt instrument at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place.

         The purpose of entering into a futures contract is to protect the Portfolio's assets from fluctuations in value without necessarily buying or selling the securities. Of course, since the value of portfolio securities will far exceed the value of the futures contracts entered into, an increase in the value of the futures contracts could only mitigate but not totally offset the decline in the value of such assets. No consideration is paid or received upon entering into a futures contract. Upon entering into a futures contract, an amount of cash or other liquid obligations equal to a portion of the contract amount must be deposited in a segregated account with the Custodian or an approved Futures Commissions Merchant (FCM). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the contractual obligations are not met. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the position may be closed by taking an opposite position, which will operate to terminate the existing position in the contract.

         There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of the Manager to predict correctly movements in the price of the securities or currencies and the direction of the stock indices underlying the particular hedge. These predictions and, thus, the use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or currencies and movements in the price of the securities which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates.

         Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market exists for such contracts. Although it is intended that futures contracts will only be entered into if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Some futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Portfolio's assets to substantial losses. In such event, and in the event of adverse price movements, daily cash payments of variation margin would be required. In such circumstances, an increase in the value of the portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         If the Manager has hedged against the possibility of an event adversely affecting the value of securities being held through the Portfolio and that event does not occur, part or all of the benefit of the increased value of securities which have been hedged will be lost due to the offsetting losses in futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect performance. In addition, in such situations, if there is insufficient cash, securities might have to be sold to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

         Interest Rate Futures. Interest rate futures contracts are standardized
         ---------------------
contracts traded on commodity exchanges involving an obligation to purchase or sell a predetermined amount of debt security at a fixed date and price.

         When deemed advisable, interest rate futures contracts or related options that are traded on U.S. or non-U.S. exchanges may be entered into. Such investments will be made solely for the purpose of hedging against the effects of changes in the value of securities due to anticipated changes in interest and when the transactions are economically appropriate to the reduction of risks inherent in the management of the Portfolio's assets.

         Options on Futures Contracts. Put and call options may be purchased and
         ----------------------------
written on interest rate and foreign currency futures contracts that are quoted or traded on an official stock exchange or other regulated market as a hedge against changes in interest rates and market conditions, and closing transactions may be entered into with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

         An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a fixed-income security futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in the contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the Portfolio's assets.

         There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates and securities markets by the Manager, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

         Equity Index Futures Contracts. The Manager also may enter into equity
         ------------------------------
index futures contracts to offset anticipated price changes in securities that are currently held or are anticipated to be purchased. An equity index future contract is an agreement to buy or sell an index relating to equity securities at a mutually agreed upon date and price. Equity index futures contracts are often used to hedge against anticipated changes in the level of stock prices. As with other types of futures contracts, as noted above, when this type of contract is entered into, a deposit called an "initial margin" will be made. This initial margin must be equal to a specified percentage of the value of the contract, and it is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments may also be made, known as "variation margin," on a daily basis as the positions in the futures contract become more or less valuable.

         Limitations on Futures and Options Transactions.
         -----------------------------------------------

         The Commodity Exchange Act prohibits U.S. persons, such as the Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, foreign futures or options transactions will not be engaged in unless the contracts in question may lawfully be purchased and sold by U.S. persons in accordance with applicable Commodity Futures Trading Commission (CFTC) regulations or CFTC staff advisories, interpretations and no action letters. The Supervisors have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. The Manager intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Portfolio's assets may be committed to initial margin deposits and option premiums.

         In addition, in order to assure that the Portfolio will not be considered a "commodity pool" for purposes of CFTC rules, transaction in futures contracts or options on futures contracts will only be entered into if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Portfolio's assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

         In Portfolio transactions involving futures contracts and options written on futures contracts, to the extent required by applicable SEC guidelines, the Manager will take such action as necessary to ensure that the use of futures and options on futures is unleveraged. These actions may include one or more of the following: 1) establishing a segregated account with the Custodian to hold an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of the futures contract or any put or call option written on a futures contract; 2) owning the instruments (or in the case of an equity index future, securities that substantially replicate the index) that the Fund is obligated to sell in the future; or 3) effecting an offsetting position so that the obligation under the futures contract or an option written on a futures contract is covered.

Currency Hedging Transactions

         Investments in non-U.S. securities involve non-U.S. currencies. The value of the Portfolio's assets may be affected favorably or unfavorably by changes in non-U.S. currency exchange rates and exchange control regulations, including blockage of currency conversions, and costs may be incurred in connection with conversions between various currencies. The Manager may engage in currency hedging transactions to protect against uncertainty in the level of future exchange rates. The Manager may seek to protect principally against changes in the value of foreign currencies when compared to the Swiss Franc, the principal denomination of the Portfolio's assets.

         The value of the Portfolio's assets as measured in U.S. dollars also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. The Manager, however, does not presently intend to engage in currency transactions to hedge the currency risks of investing in Swiss Francs and other currencies, when compared to U.S. dollars. For this reason, the Portfolio's assets may be exposed to increased risk of changes in currency valuations.

         Income received from currency hedging transactions could be used to pay expenses and would increase total return. Foreign currency transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency market or through forward foreign exchange contracts to purchase or sell currency. Listed foreign currency options and options on foreign currency futures may be purchased and sold for hedging purposes.

         The Portfolio's assets also may be invested in instruments offered by brokers that combine forward contracts, options and securities in order to reduce foreign currency exposure.

         The following is a description of the hedging instruments which may be utilized with respect to foreign currency exchange rate fluctuation risks.

         Forward Currency Contracts. A forward currency contract involves an
         --------------------------
obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables generally accruing in connection with the purchase or sale of portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in the currency being sold or in another currency in which portfolio securities are denominated, the movements of which tend to correlate to the movement in the currency sold forward (the "hedged currency"). A hedge with respect to a particular currency may not be positioned to an extent greater than the aggregate market value (at the time of making such sale) of the securities denominated or quoted in or currently convertible into that particular currency or the hedged currency. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the commitment with respect to the contract. Hedging transactions may be made from any non-Swiss currency into Swiss francs or into other appropriate currencies.

         Forward contracts are entered into in the interbank market conducted directly between currency traders (usually large U.S. or non-U.S. commercial banks) and their customers. Forward contracts may be entered into in the following two circumstances:

         (1) When a foreign currency denominated security is purchased for settlement in the near future, the non-U.S. currency needed to pay for and settle the transaction may immediately be purchased in the forward market.

         (2) When the Manager believes that the currency of a specific country may deteriorate against another currency, a forward contract may be entered into to sell the less attractive currency and buy the more attractive one. The amount in question could be more or less than the value of the Portfolio's securities denominated in the less attractive currency. While such actions are intended to protect the value of the Portfolio's assets from adverse currency movements, there is a risk that the currency movements involved will not be properly anticipated.

         At or before the maturity of a forward contract, a portfolio security may be sold and delivery of the currency may be taken, or the security may be retained and the contractual obligation to deliver the currency may be offset by purchasing a second contract pursuant to which, on the same maturity date, the same amount of the currency that is obligated to be delivered will be obtained. If the portfolio security is retained and an offsetting transaction is engaged in, at the time of execution of the offsetting transaction, a gain or a loss will be incurred to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between entering into a forward contract for the sale of a currency and the date an offsetting contract is entered into for the purchase of the currency, a gain will be realized to the extent the price of the currency to be sold exceeds the price of the currency to be purchased. Should forward prices increase, a loss will be suffered to the extent the price of the purchased currency exceeds the price of the sold currency.

         The cost of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

         If a devaluation is generally anticipated, it may not be possible to contract to sell the currency at a price above the devaluation level anticipated.

         Foreign Currency Options. Put and call options on foreign currencies
         ------------------------
may be purchased for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires.

         Foreign currency options may be used under the same circumstances that forward currency exchange transactions may be used. A decline in the value of a foreign currency in which securities are denominated, for example, will reduce the value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities, put options on the foreign currency may be purchased. If the value of the currency does decline, the right to sell the currency for a fixed amount will be maintained and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, call options on the particular currency may be purchased. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, losses on transactions in foreign currency options could be sustained that would require a portion or all of the benefits of advantageous changes in the rates to be forgone.

Options on Securities

         Call options may be sold and put options may be bought that are quoted or traded on an official stock exchange or other regulated market exclusively for hedging purposes -- i.e., at the time of selling call options or buying put options on securities, either the underlying securities or equivalent call options or other instruments which may be used to adequately cover the liabilities arising therefrom, such as warrants, must be held. The underlying securities to the call options sold (or put options bought) may not be realized as long as the options thereon have not expired, unless these are covered (closed) by matching options or by other instruments which may be used to this effect.

         The contract value of the hedging transactions effected may not exceed 100% of the Portfolio's assets at the time the contract is concluded.

         Potential commitments from sales of covered call options will not be taken which, valued at the strike price, exceed 25% of the Portfolio's assets less the options held through the Portfolio.

         Through the purchase of a put, the risk of loss from a decline in the market value of the security is limited until the put expires. Any appreciation in the value of and the yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. In order to generate income or as a hedge to reduce investment risk, the Manager may write covered call options (within the limits described above). Fees (referred to as "premiums") are realized for granting the rights evidenced by the call options written. If a put purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price during the life of the option, the put will expire worthless and the premium paid for the option will be lost.

         Only covered call options may be written. Accordingly, whenever a call option is written, the ownership or the present right to acquire the underlying security will be retained without additional consideration for as long as the obligation, as the writer of the option, continues. To support the obligation to purchase the underlying security if a call option is exercised either (1) cash, U.S. Government securities or other liquid assets having a value at least equal to the exercise price of the underlying securities will be deposited with the Custodian in a segregated account or (2) an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that have been written (or, if the exercise prices of the puts held are less than the exercise prices of those written, the difference will be deposited with the Custodian in a segregated account) will be maintained.

         The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that may be received may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. In-the-money call options may be written when the Manager expects that the price of the underlying security will remain flat or decline moderately during the option period. At-the-money call options may be written when the Manager expects that the price of the underlying security will remain flat or advance moderately during the option period. Out-of-the-money call options may be written when the Manager expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

         Upon the exercise of a put option written, an economic loss may be suffered equal to the difference between the price required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written, an economic loss may be suffered equal to the excess of the security's market value at the time of the option's exercise over the greater of (i) the acquisition cost of the security and (ii) the exercise price, less the premium received for writing the option.

         So long as the obligation of the writer of an option continues, the writer may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the writer effects a closing purchase transaction. The writer can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, the writer will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

         A closing purchase transaction may be engaged in to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, prior to the holder's exercise of an option, an option would be purchased of the same series as that on which there is a desire to terminate the obligation. The obligation under an option that has been written would be terminated by a closing purchase transaction, but an option would not be deemed to be owned as the result of the transaction. There can be no assurance that the Manager will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, options will be written if a secondary market for the option exists on a recognized securities exchange or in the over-the-counter market. Option writing may be limited by position and exercise limits established by securities exchanges and the National Association of Securities Dealers, Inc. (the "NASD"). Options transactions may be entered into as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Portfolio's assets bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. Hedging transactions will only be engaged in when the Manager deems it advisable. Successful use of options will depend on the Manager's ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the performance of investments being made through the Portfolio.


         A profit or loss may be realized upon entering into a closing transaction. When an option has been written, a profit will be realized if the cost of the closing purchase transaction is less than the premium received upon writing the original option and a loss will be incurred if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when an option has been purchased and a closing sale transaction has been engaged in, whether a profit or loss is realized will depend upon whether the amount received in the closing sale transaction is more or less than the premium initially paid for the original option plus the related transaction costs.

         Only those options for which the Manager believes there is an active secondary market so as to facilitate closing transactions will generally be purchased or written. There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and also may involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations. Over-the-counter options will only be purchased from dealers whose debt securities are considered to be investment grade. If a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the writer would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

         Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Spoke funds in the Portfolio and other clients of the Manager and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. Dollar amount limits apply to U.S. Government securities. These limits may restrict the number of options that may be purchased on a particular security.

         In the case of options written that are deemed covered by virtue of holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to options which have been written may exceed the time within which delivery must be made in accordance with an exercise notice. In these instances, the underlying securities may be purchased or temporarily borrowed for purposes of physical delivery. By so doing, no market risk will be born, since the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock will be retained. However, additional transaction costs or interest expenses in connection with any such purchase or borrowing may be incurred.

         Additional risks exist with respect to certain of the U.S. Government securities for which covered call options may be written. If covered call options are written on mortgage-backed securities, the mortgage-backed securities that are held as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, an appropriate additional amount of mortgage-backed securities will be purchased to compensate for the decline in the value of the cover.

         In addition to covered options being written for other purposes, options transactions may be entered into as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. There is a risk that the prices of the securities being hedged will not move in the same amount as the hedge. Hedging transactions will only be engaged in when the Manager deems it advisable. Successful use of options will be subject to the Manager's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the performance of the investments being held through the Portfolio.

         Limitations on Forward Currency Contracts and Foreign Currency Options.
         ----------------------------------------------------------------------
In Portfolio transactions involving currency forward contracts and options written on foreign currency, to the extent required by applicable SEC guidelines, the Manager will take such action as necessary to ensure that the use of foreign currency contracts and foreign currency options is unleveraged. These actions may include one or more of the following: 1) establishing a segregated account with the Custodian to hold an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of the forward contract or any put or call option written on a foreign currency;
2) owning the currency that the Fund is obligated to sell in the future; or 3) effecting an offsetting position so that the obligation under the foreign currency contract or an option written on a foreign currency is covered.

Options on Share Indices

         Call options may be sold and put options may be bought on share indices for hedging purposes only. The following provisions apply:

a) there must be a high degree of correlation between the composition of the share index and the composition of the underlying securities to be hedged.

b) the contract value of the hedging transactions carried out according to this paragraph may not exceed 100% of the market value of the underlying securities to be hedged at the time the contract is concluded.

         Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The effectiveness of a hedge employing stock index options will depend primarily on the degree of correlation between movements in the value of the index underlying the option and in the portion of the portfolio being hedged.

         In Portfolio transactions involving options written on share indices, to the extent required by applicable SEC guidelines, the Manager will take such action as necessary to ensure that the use of these options is unleveraged. These actions may include one or more of the following: 1) establishing a segregated account with the Custodian to hold an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of any put or call option written on a share index; 2) in the case of a call option written on a share index, owning securities that substantially replicate the index; or 3) effecting an offsetting position so that the obligation under an option written on any share index is covered.

INVESTMENT LIMITATIONS

         Each Spoke fund seeks to achieve its goal by investing through the Portfolio. The Manager invests the Portfolio's assets in a non-diversified selection of common stock, convertible securities and preferred stock. Ordinarily, the Manager invests at least two-thirds of the Portfolio's assets in common or preferred stock -- together with warrants, options or other instruments that give the Portfolio the right to buy such stock -- issued by companies that have their registered office or a major part of their business in Switzerland. As a non-diversified fund, the Portfolio may hold only a small number of stocks or a have a high percentage of its assets in the equity securities of one company.

         The following investment limitations apply to the Portfolio's assets. These limitations will continue to apply to all of the assets being held through the Portfolio unless a majority in interest of the Spoke funds investing through the Portfolio decide otherwise. Certain Spoke funds may be required by law to consult with their shareholders prior to making such decisions.

         As a matter of fundamental policy, the following transactions may not take place in the Fund or the Portfolio:

1. issuing senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 2 below, making loans in accordance with paragraph 6 below, the issuance of shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to involve the issuance of senior securities;


2. borrowing money, except as permitted under the 1940 Act, rules or other applicable exemptions thereunder, as they may be interpreted or modified by the SEC or its staff from time to time;

3. underwriting any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting or as otherwise permitted by law;

4. purchasing or selling real estate or related option rights except that the Manager may (i) acquire or lease office space for the use of the Fund, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities, and (v) hold and sell real estate acquired as a result of the ownership of securities;

5. acquiring commodities or commodity contracts (including precious metals and certificates representing them), except the Manager may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities;

6. making loans, except that the Manager may (i) lend portfolio securities with a value not exceeding one-third of net assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities;

7. purchasing any securities which would cause more than 25% of assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

Non-Fundamental Investment Limitations. The following investment limitations apply to the Portfolio's assets. These limitations will continue to apply to all of the assets being held through the Portfolio unless a majority in interest of the Spoke funds investing through the Portfolio decide otherwise.

As a matter of non-fundamental policy, the following transactions may not take place in the Fund or the Portfolio:

(i) purchasing securities of other investment companies if as a result (i) more than 5% of net assets will be invested in the securities of one investment company, (ii) more than 5% of net assets will be invested in the aggregate in securities of open-end investment companies as a group, or (iii) more than 3% of the outstanding voting stock of any one investment company will be held. Such investments may only be made if the investment company in question is recognized as an UCITS.

(ii) investing more than 10% of the value of net assets in securities which may be illiquid because of legal or contractual limitations on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days and time deposits maturing in more than seven calendar days shall be considered illiquid;

(iii) making short sales of securities or maintaining a short position, except that the Manager may maintain short positions in forward currency contracts, options and futures contracts;

(iv) purchasing securities on margin, except that the Manager may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this limitation, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin;

(v) investing more than 10% of net assets in securities that are not Recognized Securities or in debt instruments that are treated as equivalent to transferable securities;

(vi) investing more than 10% of net assets in securities of any one issuer or investing more than 40% of the net assets in the aggregate in the securities of those issuers in which the Manager has invested in excess of 5% but not more than 10% of net assets;

(vii) investing more than 35% of net assets in securities issued or guaranteed by an EU member state, its local authorities, another recognized country or a public international body of which one or more member states of the EU are members. Such securities are not taken into account in determining the 40% maximum in subsection (vi) above.

         The limits in paragraphs (vi) and (vii) are not cumulative. As a result, the investments in securities of the same issuer as defined in paragraphs (vi) or (vii) may not under any circumstances exceed a total of 35% of net assets. Notwithstanding paragraphs (vi) and (vii), the Manager may invest in accordance with the principle of risk diversification up to 100% of net assets in transferable securities issued or guaranteed by an EU member state, its local authorities, another recognized country or a public international body of which one or more member states of the EU are members, provided however, that securities from at least six different issues must be held and that the securities from any one issue may not account for more than 30% of net assets;

(viii) acquiring more than 10% of the securities in circulation of a particular category from the same issuer or acquiring shares carrying voting rights which would result in de jure or de facto control or the exercise of a significant influence over the management of the issuer;

(ix) granting loans to third parties or acting as guarantor on behalf of third parties;


(x) taking up loans exceeding a total of 10% of net assets, and then only in the form of short-term credits from highly rated banks;


(xi) pledging securities as collateral for a secured loan, mortgaging them or otherwise lending them as collateral security unless necessary with regard to the lendings permitted in paragraph (x). In this case, such mortgaging, collateral lending or pledging may not account for more than 10% of net assets. Escrow, collateral or custody arrangements in connection with purchases of securities on a when-issued or delayed-delivery basis, options, futures or forward currency contracts are not deemed to constitute collateral lending or pledging for the purpose of this provision;

(xii)    investing in any assets associated with an unlimited liability;

(xiii) borrowing money, except in amounts not to exceed 10% of total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements. For purposes of this limitation, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings;

(xiv)    acquiring or leasing office space for use of the Fund.


Percentage Limitations. With respect to the percentage restrictions in Fundamental Investment Restriction 7 and Non-Fundamental Investment Restriction
(i), subpart (iii), if the percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's or Portfolio's assets will not constitute a violation of such restriction; except that if the amount of outstanding voting stock of any one investment company held exceeds 10% of the outstanding voting stock of that investment company, then the amount of such stock held shall be reduced to 10% or less within a reasonable time, taking into consideration the best interests of the investors. With respect to the percentage restrictions in Non-Fundamental Investment Restrictions (i), subparts
(i) and (ii), (ii), (v), (vi), (vii), (viii), and (x), if the investment restriction is adhered to at the time of investment but a later increase or decrease results from a change in the values of the portfolio securities or in the amount of the Fund's or Portfolio's assets, then the noncompliance with the percentage restriction must be corrected within a reasonable time, taking into consideration the best interests of the investors.


Item 13.  Management.


         The Portfolio's Supervisors, as set forth below, monitor and oversee investment through the Portfolio. In entering into the Global Hub and Spoke agreements with the Spoke funds, the Supervisors have agreed to be bound by New York law applicable to fiduciaries, and fiduciary relationships, and to perform the duties and functions imposed by the 1940 Act on "directors" as that term is defined in the Act. These duties and functions include, among others, the monitoring and overseeing of the investment management, custody and other service arrangements (including the compensation paid to JBIMI and its affiliates), the allocation of gain, loss, and expenses among Spoke fund accounts, the maintenance of books and records, and the valuation of assets.


         The Supervisors and executive officers of the Portfolio, their business addresses, and principal occupation during the past five years (although their titles may have varied during the period) are:

                                     Position(s) Held                   Principal Occupation(s) During
Name, Address, and Age               with Portfolio                     Past 5 Years
----------------------------------------------------------------------------------------------------------------
Martin Vogel, age 37**               Supervisor                         Director of the Legal and Tax
Julius Baer Investment                                                  Department, Julius Baer
Funds Services                                                          Investment Funds Services Ltd
Freighutstrasse 40                                                      (Zurich) (1996-present);
Postfach CH - 8010                                                      Attorney, Schaufelberger & van
Zurich, Switzerland                                                     Hoboken (1994-1996);
                                                                        Secretary of the Board of
                                                                        Directors of the Luxembourg
                                                                        domiciled investment companies
                                                                        and of Julius Baer Investment
                                                                        Funds Services Ltd (1996-
                                                                        present); Trustee of BJB
                                                                        Investment Funds (1997-
                                                                        present)

Antoine Bernheim, age 47             Supervisor                         President, Dome Capital
405 Park Avenue                                                         Management Inc.; President,
New York, New York  10174                                               The U.S. Offshore Funds
                                                                        Directory Inc.

Thomas J. Gibbons, age 53            Supervisor                         President, Cornerstone
111 Sleepy Hollow                                                       Associates Management
Sparta, New Jersey  07871                                               (Consulting Firm)

Peter Spinnler, age 55**             Supervisor                         Member, Management

                                     Position(s) Held                   Principal Occupation(s) During
Name, Address, and Age               with Portfolio                     Past 5 Years
----------------------------------------------------------------------------------------------------------------
Baarerstrasse 63                                                        Committee of the Julius Baer
6300 Zug                                                                Group; Head, Business Line
Switzerland                                                             Investment Funds

**       "Interested person" of the Portfolio.


         Messrs. Bernheim and Gibbons are members of the Audit Committee. The Audit Committee provides advice with respect to accounting, auditing and financial matters affecting the investments through the Portfolio.



         No director, officer or employee of the investment manager, the placement agent, or the administrator of the Portfolio, or any parent or subsidiary thereof receives any compensation from the Portfolio for serving as an officer or Supervisor. There is no officer of the Portfolio who is not a director, officer or employee of the investment manager, the placement agent, or the administrator of the Portfolio, or a parent or subsidiary thereof. Each Supervisor who is not a director, officer or employee of the investment manager, the placement agent or the administrator of the Portfolio or any affiliate thereof will receive an annual fee of $5,000 plus $250 for each meeting attended and reimbursement for travel and out-of-pocket expenses.



The address of each officer of the Portfolio is 330 Madison Avenue, New York, New York.


Item 14. Control Persons and Principal Holders of Securities.


         It is expected that initially the assets of the Julius Baer Multistock Swiss Stock Fund, a series of the Julius Baer Multistock SICAV, will represent most, if not virtually all, of the assets being held through the Portfolio.


         Certain major actions pertaining to the Portfolio require the approval of Spoke funds whose account balances in the Portfolio equal more than 50% of the sum of all Spoke fund account balances in the Portfolio. The actions requiring such majority approval include: (i) any amendment of investment management agreements; (ii) any amendment of the specified investment objectives; (iii) any amendment of custodian agreements; (iv) any amendment of the procedures for specific identification of items; (v) any amendment of Portfolio-related administration agreements; (vi) the adoption of and any amendment to the procedures for operation of a Global Hub and Spoke arrangement;
(vii) the fixing of the number of Supervisors or the appointment of Supervisors; or (viii) amendment of Global Hub and Spoke Agreements. So long as the Julius Baer Multistock Swiss Stock Fund has a majority in interest of the Spoke funds investing through the Portfolio, there may be circumstances when it will be able take such actions without the approval of any other Spoke fund through the Portfolio.

         Certain Spoke funds have indicated that whenever they are requested to vote on matters pertaining to the Portfolio (other than a vote to continue the operation of the Portfolio upon the withdrawal of another Spoke fund), they will hold a meeting of their shareholders and will cast their votes as instructed by those shareholder.

Item 15. Investment Advisory and Other Services.

         JBIMI serves as investment manager to each Spoke fund that participates in the Portfolio. Accordingly, JBIMI makes all investment decisions and performs all of the portfolio management functions for the Portfolio. JBIMI is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940; it was founded in 1983 and is located at 330 Madison Avenue, New York, New York. JBIMI is a wholly owned subsidiary of Julius Baer Securities Inc., which in turn is a wholly owned subsidiary of Julius Baer Holding Ltd., a publicly traded Swiss-based banking and asset management firm.



         Dexia Banque Internationale a Luxembourg ("BIL") serves as administrator to each Spoke fund that participates in the Portfolio. As administrator, BIL performs the administrative services with respect to each Spoke fund's participation in the Portfolio, including the following, among others: calculating and recording the value of the assts of the Spoke funds; maintaining books and records; and identifying and recording assets, income, liabilities, and other items.


         The Manager and the Administrator each serve pursuant to separate written agreements. The amendment of either agreement requires the approval of Spoke funds whose account balances in the Portfolio equal more than 50% of the sum of all Spoke fund account balances in the Portfolio.





         BISYS Fund Services Limited Partnership ("BISYS") has entered into an Administration Agreement with JBIMI, which has been authorized by each of the Spoke funds to retain BISYS to provide certain administrative services with respect to the Portfolio. As an administrator, BISYS provides the following services, among others, with respect to the Portfolio: Computing the Portfolio's yields, total returns, expense ratios, and portfolio turnover rates; coordinating, preparing, and filing annual updates with the SEC; coordinating and supervising the preparation and filing of the Portfolio's federal and state tax returns; and, using information obtained from the Supervisors, JBIMI, and BIL, preparing and filing with the SEC the semi-annual reports for the Portfolio on Forms N-30D and N-SAR. JBIMI is contractually obligated to pay the annual fees to BISYS under the Agreement.


Custodian


         Dexia Banque Internationale a Luxembourg ("BIL") is custodian of the Portfolio's assets pursuant to a substantially identical custodian agreement (the "Custodian Agreement") with each Spoke fund. For its services under the Custodian Agreement and for administrative, fund accounting and other services, including certain services provided at the Spoke level, BIL receives an annual fee of 0.05% of each Spoke fund's average daily net assets. Under the Custodian Agreement, BIL (a) maintains records in the name of each Spoke fund, (b) holds and transfers portfolio securities, (c) makes receipts and disbursements of money, (d) collects and receives all income and other payments and distributions on account of the securities being held through the Portfolio and (e) makes periodic reports to the Board of Trustees of each Spoke fund. BIL is authorized to select one or more U.S or non U.S. banks or trust companies to serve as sub-custodian on behalf of each Spoke fund. The U.S. assets are held under bank custodianship in accordance with the 1940 Act.

         Rules adopted under the 1940 Act permit the Manager to maintain securities and cash in the custody of certain eligible non-U.S. banks and depositories. All non-U.S. securities are held by the Custodian or by sub-custodians which are approved by the Spoke funds or a non-U.S. custody manager appointed by the Trustees of the Spoke fund in accordance with these rules. Each Spoke fund has appointed BIL to be its non-U.S. custody manager. The determination to place assets with a particular non-U.S. sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian's practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.



         Independent Auditors


         PricewaterhouseCoopers S.a r.l., B.P. 1443, L-1014 act as the independent auditors of the Portfolio and perform annual audits of the Portfolio's financial statements.


         The Supervisors have approved a Code of Ethics for the Portfolio, and the Manager has adopted a Code of Ethics, under rule 17j-1 of the 1940 Act. These Codes govern the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Portfolio who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities through the Portfolio. These Codes of Ethics permit persons covered by them to invest securities for their own accounts, including securities that may be purchased or held through the Portfolio, subject to restrictions on investment practices that may conflict with those investing through the Portfolio.

Item 16.  Brokerage Allocation, Transactions and Other Practices.

         Purchases and sales of newly-issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most non-U.S. exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in U.S. or non-U.S. over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

         The Manager will select specific portfolio investments and effect transactions. The Manager seeks to obtain the best net price and the most favorable execution of orders. In evaluating prices and executions, the Manager will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, to the extent that the execution and price offered by more than one broker or dealer are comparable, the Manager may, in its discretion, effect transactions in portfolio securities on behalf of the Portfolio and/or other accounts over which the Manager exercises investment discretion with dealers that provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Manager. Research and other services received may be useful to the Manager in serving both the Portfolio, its Spoke funds and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to each Spoke fund. The fee to the Manager under its management agreement with each Spoke fund is not reduced by reason of its receiving any brokerage and research services.

         Investment decisions made through the Portfolio concerning specific portfolio securities are made independently from those for other clients advised by the Manager. Such other investment clients may invest in the same securities that are held in the Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Manager believes to be equitable to each client. In some instances, this investment procedure may adversely affect the price paid or received or the size of the position obtained or sold through the Portfolio. To the extent permitted by law, the Manager may aggregate the securities to be sold or purchased through the Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

         Any portfolio transaction entered into through the Portfolio may be executed through each Spoke fund's distributor (a "Distributor"), or Julius Baer Securities Inc., or any of their affiliates if, in the Manager's judgment, the use of such entity is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, such entity charges a commission rate consistent with those charged by such entity to comparable unaffiliated customers in similar transactions.

         In no instance will portfolio securities be purchased from or sold to the Manager, the Distributor or any affiliated person of such companies as principal unless permitted by SEC rules, orders or interpretive or no-action positions of the SEC or its staff.

         The Manager on behalf of the Portfolio and a Spoke fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Manager on behalf of the Portfolio and a Spoke fund will engage in this practice, however, only when it, in its sole discretion, believes such practice to be otherwise in an Spoke fund's interest.

Portfolio Turnover

         The Manager does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Manager deems it desirable to sell or purchase securities. The Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of securities being held through the Portfolio for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

         High rates of portfolio turnover can lead to increased taxable gains to investors' shareholders and higher expenses.


         The Manager has the flexibility to engage in certain practices that could result in high portfolio turnover, although for the last five calendar years ended December 31, 2000, the turnover rate has ranged from only 14% to 38%. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.


Item 17.  Capital Stock and Other Securities.


         The Portfolio is a fiduciary arrangement under the law of the State of New York. The Portfolio was established on January 19, 2000 and is separately registered with the SEC as an open-end management investment company within the meaning of the 1940 Act.


         U.S. mutual funds, investment funds organized outside the United States and U.S. and non-U.S. institutional investors (each a "Spoke fund" and, collectively "Spoke funds") may invest all or a portion of their assets through the Portfolio on the same terms and conditions. However, these Spoke funds may have different sales commissions and other operating expenses which may generate different aggregate performance results.

         Spoke funds investing through the Portfolio, such as investment funds organized outside the United States, may be subject to laws and regulations that are different from the laws and regulations to which a U.S. investment fund is subject. In providing services with respect to the assets being held through the Portfolio, the Manager and other service providers will conduct their respective activities in a manner so that those activities are in compliance with the laws and regulations applicable to each investor through the Portfolio. As a result, certain investment policies and restrictions governing the investment of the aggregate assets being held through the Portfolio for all Spoke funds may be more restrictive in certain respects than the investment policies and limitations which would govern the investment of an Spoke fund's assets if it were not investing through the Portfolio. However, the Manager does not believe that this difference will have any material impact on its selection of securities for purchase or sale.

         The Spoke funds are entitled to participate pro rata in distributions of taxable income, loss, gain and credit from the Portfolio's assets. Upon liquidation or dissolution of the Portfolio, the Spoke funds are entitled to share pro rata in the assets being held through the Portfolio available for distribution to the Spoke funds. Investments through the Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments through the Portfolio may not be transferred but a Spoke fund may withdraw all or any portion of its investment at any time at net asset value.

         Each Spoke fund is entitled to a vote in proportion to the amount of its investment through the Portfolio. The Spoke funds though do not have cumulative voting rights, and Spoke funds holding more than 50% of assets being held through the Portfolio may elect all of the Supervisors if they choose to do so and in such event the other Spoke funds would not be able to elect any Supervisor. There is no requirement nor current intention to hold annual meetings of investors but meetings of investors will be held when it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies may only be made with the approval of investors.

         The end of the Portfolio's fiscal year is December 31.

         Under the anticipated method of operation of the Portfolio, the Portfolio will not be subject to any U.S. income tax. However, each Spoke fund through the Portfolio will be taxable on its share of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.


         It is intended that the assets being held through the Portfolio, income and distributions will be managed in such a way that the U.S. Fund will be able to satisfy the requirements of Subchapter M of the Code, assuming that the Spoke fund invested all of its assets through the Portfolio.





         Upon the winding up or bankruptcy of any Spoke fund, or upon the total withdrawal of any of the other Spoke funds from the Portfolio, the Portfolio shall be terminated with effect from 120 days after such event. However, the Spoke funds (other than such wound up, bankrupt or withdrawing Spoke fund) may by a written instrument executed by or in respect of each such investor and by the Supervisors agree to continue in respect of such investors even if there has been such a termination.


         The Spoke funds share pro rata in the obligations and liabilities incurred through the Portfolio. It is not expected that the creditors of any one Spoke fund would have recourse against the assets of any other Spoke fund. However, this issue has not been resolved in any judicial or other legal proceeding, and therefore there can be no assurance that the creditors of one Spoke fund might not have recourse against the assets of any other Spoke fund.


Item 18.  Purchase, Redemption and Pricing of Securities.

         Investments in the Portfolio may only be made through private placements transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments are limited to other investment companies, insurance company separate accounts, common or commingled trust funds, or similar organizations or entities which are "accredited investors" as defined in Rule 501 under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.


         All investments are made at net asset value next determined after an order is received in "good order." The net asset value of the Portfolio ordinarily is determined twice each day the banks in Luxembourg and Zurich are open for business.

         There is no minimum initial or subsequent investment through the Portfolio. However, because the Manager intends to fully invest the Portfolio's assets at all times as is reasonably practicable in order to enhance the yield on the assets, investments must be made in immediately available funds.

         The right to cease accepting investments at any time or to reject any investment is reserved.

         Each Spoke fund may add to or reduce the amount of its assets being held through the Portfolio on each Portfolio Business Day. At each point when the Portfolio's assets are valued, the value of the assets of each Spoke fund being held through the Portfolio is determined by multiplying the aggregate value of the assets of all Spoke funds by the percentage for that participant, effective for that point, which represents that Spoke fund's proportional share of such aggregate value. Any additions or reductions, which are to be effected at that point, are then effected and the aggregate value of the assets of all Spoke funds being held through the Portfolio is then adjusted. The percentage representing each Spoke fund's proportional share of such adjusted aggregate value is then computed as the percentage equal to the fraction (i) the numerator of which is the value of the assets of such investor being held through the Portfolio at that point plus or minus, as the case may be, the amount of any addition to or reduction in the amount of the assets of such investor being held through the Portfolio effected at that point, and (ii) the denominator of which is the aggregate value of the assets of all Spoke funds being held through the Portfolio at that point plus or minus, as the case may be, the amount of the aggregate net addition to or reduction in the aggregate value of the assets of all Spoke funds being held through the Portfolio effected at that point. The percentage so determined is then applied to determine the value of the assets of such Spoke fund being held through the Portfolio at the next point when the Portfolio's assets are valued.

         A Spoke fund may withdraw all of its assets from the Portfolio at any time. Upon any such withdrawal, the Spoke fund would receive specific securities selected by predetermined procedures which have been designed so that each security position will be both a whole unit (i.e., no fractional shares) and a commercially viable unit (i.e., one that could be sold in the market with minimal transaction costs).

         The net income and capital gains and losses, if any, are determined on each business day. Net income for days other than Portfolio Business Days is determined on the immediately preceding business day. All the net income, as defined below, and capital gains and losses, if any, so determined are allocated pro rata among the Spoke funds at the time of such determination.

         For this purpose the "net income" (from the time of the immediately preceding determination thereof) consists of (i) accrued interest, accretion of discount and amortization of premium less (ii) all actual and accrued expenses (including the fees payable to the Manager and Administrator).

         Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in such calculation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in non-Swiss currency values will be converted into Swiss Franc values at the mean between the bid and offered quotations of such currencies against Swiss Francs as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with the terms of the Advisory Agreement. In carrying out the valuation policies, BIL, as the accounting agent, may consult with an independent pricing service.

          Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or on a non-U.S. securities exchange will be valued on the basis of the closing value on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. U.S. over-the-counter securities and securities listed or traded on certain non-U.S. stock exchanges whose operations are similar to the U.S. over-the-counter market will be valued on the basis of the bid price at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined pursuant to the terms of the Advisory Agreement. Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. The valuation of fixed-income securities held through the Portfolio (other than U.S. Government securities and short-term investments) is made by BIL after consultation with an approved independent pricing service (the "Pricing Service"). When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there is no readily obtainable market quotation are carried at fair value as determined by the Pricing Service. For the most part, such investments are liquid and may be readily sold. Notwithstanding the above, the Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the Pricing Service are reviewed periodically, and may be replaced by any such Pricing Service at any time. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined pursuant to the Advisory Agreement. Amortized cost involves valuing an instrument at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets being held through the Portfolio will be valued at their fair value as determined pursuant to the Advisory Agreement.

          Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when the net asset value is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Supervisors.

Item 19.  Tax Status.

          The Portfolio is a fiduciary arrangement under the law of the State of New York. The Portfolio is not subject to any income or franchise tax in the State of New York. However each Spoke fund will be taxable on its share (as determined in accordance with the governing instruments of the Portfolio) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

          Although, as described above, the Portfolio will not be subject to federal income tax, appropriate income tax returns will be filed.




          It is intended that the Portfolio's assets will be managed in such a way that any U.S. Spoke fund will be able to satisfy the requirements of Subchapter M of the Code, relating to "regulated investment companies."


          Gain and loss realized by the Portfolio on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies.

          The writing of call options and other investment techniques and practices which the Portfolio may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by the Portfolio, which is taxed as ordinary income.

          Certain options contracts held through the Portfolio at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Portfolio may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held through the Portfolio.


          Non-U.S. Investors. Allocations of U.S. source dividend income to an investor who, as to the United States, is a foreign trust, non-U.S. corporation or other non-U.S. investor will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Allocations of interest or short term or net long term capital gains to non-U.S. investors will not be subject to U.S. tax.

          Other Taxation. The investment by a Spoke fund through the Portfolio does not cause the Spoke fund to be liable for any income or franchise tax in the State of New York.

Item 20.  Underwriters.





         Not applicable.


Item 21.  Calculation of Performance Data.

         Not applicable.

Item 22.  Financial Statements.





          The financial statements of the Julius Baer Multistock SICAV Swiss Stock Fund, which consist of the statement of net assets and liabilities, the statement of operations, the statement of investments and the notes to the financial statements, for the year ended December 31, 2000, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, have been included in reliance upon the report of PricewaterhouseCoopers S.a r.l., independent auditor.

Auditor's report

To the Shareholders of
Julius Baer Multistock SICAV
Swiss Stock Fund
Luxembourg

We have audited the financial statements, which consist of the statement of net assets and liabilities, the statement of operations, the statement of investments and the notes to the financial statements of JULIUS BAER MULTISTOCK SICAV Swiss Stock Fund (the "Fund "), for the year ended December 31, 2000, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of the Board of Directors of the SICAV. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as at December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by the Board of Directors of the SICAV, in preparing the financial statements, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the attached financial statements and financial highlights described above give, in conformity with Luxembourg legal and regulation requirements, a true and fair view of the financial position of JULIUS BAER MULTISTOCK SICAV Swiss Stock Fund at December 31, 2000 and of the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.




PricewaterhouseCoopers S.a r.l.


Luxembourg, February 7, 2001

Swiss Stock Fund




STATEMENT OF INVESTMENTS AS AT DECEMBER 31,
2000

            Shares                                                                          Value      % net
              Held Description                                                                CHF     assets
1) SHARES

CHEMICALS
             2,000 BACHEM AG                                                            5,700,000       0.62
                                                                                        5,700,000       0.62


ELECTRONICS AND ELECTRICAL EQUIPMENT

           178,470 ABB LTD                                                             30,875,310       3.36
            16,800 KUDELSKI SA*                                                        30,240,000       3.29
            28,500 LEICA GEOSYSTEMS AG*                                                13,965,000       1.52
            40,000 LOGITECH INTERNATIONAL SA*                                          16,000,000       1.74
             2,545 PHONAK HOLDING AG                                                   17,051,500       1.86
                                                                                      108,131,810      11.77


CLOCK AND WATCH-MAKING INDUSTRY

             8,500 THE SWATCH GROUP AG                                                 16,864,000       1.84
                                                                                       16,864,000       1.84


MECHANICS, MACHINERY

            11,230 PHOENIX MECANO AG*                                                  12,128,400       1.32
                                                                                       12,128,400       1.32


FOOD AND DISTILLERIES

            16,000 NESTLE SA                                                           60,560,000       6.60
                                                                                       60,560,000       6.60


PHARMACEUTICALS AND COSMETICS

             6,000 NOVARTIS AG*                                                        17,394,000       1.89
               700 ROCHE HOLDING AG                                                    11,578,000       1.26
             7,600 SERONO SA                                                           11,552,000       1.26
                                                                                       40,524,000       4.41


CONSUMER GOODS

            24,000 DISTEFORA HOLDING AG*                                                5,040,000       0.55
                                                                                        5,040,000       0.55


BANKS AND FINANCIAL INSTITUTIONS

           180,000 UBS AG                                                              47,610,000       5.19
           120,000 CREDIT SUISSE GROUP                                                 36,960,000       4.03
                                                                                       84,570,000       9.22


HOLDING AND FINANCE COMPANIES

            25,000 ADECCO SA                                                           25,000,000       2.72
            80,000 CHARLES VOEGELE HOLDING AG                                          19,380,000       2.11
            14,800 DISETRONIC HOLDING AG                                               22,200,000       2.42
             4,000 CIE FINANCIERE RICHEMONT AG,UNITS                                   17,340,000       1.89
            60,000 GRETAG IMAGING HOLDING AG                                            8,400,000       0.91
             1,000 JULIUS BAER HOLDING                                                  8,860,000       0.97
            66,800 KOMAX HOLDING AG                                                    10,554,400       1.15
            12,000 MICRONASSEMICONDUCTOR HOLDING AG*                                    8,004,000       0.87
             5,947 SEZ HOLDING AG                                                       5,304,724       0.58
             2,150 STRAUMANN HOLDING AG*                                                6,471,500       0.70

Swiss Stock Fund

STATEMENT OF INVESTMENTS AS AT DECEMBER 31,
2000


            Shares                                                                          Value      % net
              Held Description                                                                CHF     assets
HOLDING AND FINANCE COMPANIES (continued)

            18,500 SWISSLOG HOLDING AG                                                 13,394,000       1.46
             8,000 TECAN GROUP AG                                                      14,256,000       1.55
            25,000 UNAXIS HOLDING AG*                                                   9,000,000       0.98
            55,000 ZURICH FINANCIAL SERVICES                                           54,450,000       5.93
                                                                                      222,614,624      24.24

INSURANCE
             9,000 SCHWEIZERISCHE RUCKVERSICHERUNGSGESELL.                             34,947,000       3.81
                                                                                       34,947,000       3.81


MISCELLANEOUS

            31,220 SYNTHES-STRATEC INC                                                 37,307,900       4.06
                                                                                       37,307,900       4.06


TRANSPORTATION

            17,500 KUONI REISEN HOLDING AG                                             12,110,000       1.32
                                                                                       12,110,000       1.32


OTHER SERVICES

            10,000 ALSO HOLDING AG                                                      7,300,000       0.80
            70,000 PROGRESSNOW INVEST AG*                                               6,650,000       0.72
                                                                                       13,950,000       1.52

                   TOTAL SHARES (cost CHF                                             654,447,734      71.28
                   467,987,825)



2) WARRANTS



HOLDING AND FINANCE COMPANIES

         2,000,000 GENERAL RE /NOVARTIS AG                                             30,700,000       3.34
           475,000 GENERAL RE /ROCHE HOLDING 20                                        20,140,000       2.19
         3,000,000 GOLDMANN SACHS /NOVARTIS AG                                         34,650,000       3.77
                                                                                       85,490,000       9.30

                   TOTAL WARRANTS (cost CHF                                            85,490,000       9.30
                   86,307,750)


                   TOTAL INVESTMENTS (cost CHF                                        739,937,734      80.58
                   554,295,575)
                   OTHER ASSETS LESS LIABILITIES                                      178,188,558      19.42

                   NET ASSETS                                                         918,126,292     100.00

* non-income producing securities

The accompanying notes form an integral part of these financial statements.

Swiss Stock Fund

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS AND LIABILITIES AS AT DECEMBER 31, 2000

(expressed in CHF)

Assets

Investments in securities at value (note 2)                       739,937,734
(Cost : CHF 554,295,575)
Cash at bank                                                       68,810,466
Time deposit (note 5)                                             105,000,000
Amounts receivable for subscriptions                                8,673,654
Interest and dividends receivable, net                                973,848
Other assets                                                            1,468
                                                              ---------------

Total assets                                                      923,397,170

Liabilities

Amounts payable for redemptions                                     4,605,651
Administration fees payable (note 3)                                  529,578
Subscription tax payable (note 4)                                     135,649
                                                              ---------------

Total liabilities                                                   5,270,878
                                                              ---------------

Net assets                                                        918,126,292
                                                              ===============

Net assets consist of:
Paid in capital                                                   551,804,352
Accumulated undistributed net realized gain
  on investment and foreign currency transactions                 180,679,781
Net accumulated unrealized appreciation
  on investments and foreign exchange transactions                185,642,159
                                                              ---------------

                                                                  918,126,292
                                                              ===============

Number of shares outstanding
Distribution shares (shares A)                                     275,088.05
Accumulation shares (shares B)                                   1,807,226.24
Accumulation shares (shares C)                                           1.00

Net asset value per share
Distribution shares (shares A)                                         365.21
Accumulation shares (shares B)                                         452.44
Accumulation shares (shares C)                                         456.18

The accompanying notes form an integral part of these financial statements.

Swiss Stock Fund

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
(expressed in CHF)

Income

Dividends, net of withholding taxes CHF 2,113,667         4,084,920
Bank interest                                             4,058,586
                                                     --------------

Total income                                              8,143,506

Expenses

Administration fees (note 3)                             11,974,487
Custodian fees (note 3)                                     308,789
Printing and publication expenses                            76,043
Professional fees                                             4,476
Subscription tax                                            479,096
Other charges                                                71,724
                                                     --------------

Total expenses                                           12,914,615
                                                     --------------

Net investment loss                                     (4,771,109)
                                                     -------------

Net realised gain
   on sale of investments (note 2)                       28,064,401
Net realised (loss) on foreign exchange                    (24,806)
                                                     -------------

Net realized gain                                        23,268,486


Change in net unrealised appreciation
  on investments                                         48,995,228
                                                     --------------
Net increase in net assets
resulting from operations                                72,263,714
                                                     ==============

The accompanying notes form an integral part of these financial statements.

Swiss Stock Fund

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(expressed in CHF)

                                                                        For The Year Ended December 31,
                                                                           2000                 1999
Increase in net assets
Operations
  Net investment loss                                                   (4,771,109)          (4,074,460)
  Net realized gain on sale of investments                              28,064,401           49,426,510
  Net loss on foreign exchange                                             (24,806)              (1,053)
  Change in net unrealized appreciation (depreciation)                  48,995,228           25,766,544
                                                                   -------------------------------------
   Net increase in net assets resulting
    from operations                                                     72,263,714           71,117,541
                                                                   -------------------------------------

Distributions to shareholders
  From realized gain (Shares A)                                         (1,869,701)          (1,881,098)
                                                                   -------------------------------------

Capital shares transactions
  Net proceeds from sales of shares                                    411,526,541          117,525,761
  Cost of shares redeemed                                             (176,060,102)        (146,410,636)
                                                                   -------------------------------------
  Net increase/(decrease) in net assets
    derived from capital shares transactions                           235,466,439          (28,884,875)
                                                                   -------------------------------------

Net assets
  Beginning of period                                                  612,265,840          571,914,272
                                                                   -------------------------------------
  End of period                                                        918,126,292          612,265,840
                                                                   =====================================

CHANGES IN THE NUMBER OF SHARES DURING THE YEAR ENDED DECEMBER 31, 2000



                                           Distribution -        Accumulation -
                                              Shares A              Shares B

Number of shares subscribed                   65,907.63           862,401.66

Number of shares redeemed                    (37,883.00)         (369,900.59)
                                         -----------------------------------
Number of shares in issue
at the end of the year                       275,088.05         1,807,226.24
                                         ===================================


CHANGES IN THE NUMBER OF SHARES DURING THE YEAR ENDED DECEMBER 31, 1999



                                         Distribution -        Accumulation -
                                            Shares A              Shares B

Number of shares subscribed                 27,394.42           323,456.96

Number of shares redeemed                  (25,794.00)         (409,166.86)

Number of shares in issue
at the end of the year                     247,063.42         1,314,725.17
                                       ===================================

The accompanying notes form an integral part of these financial statements.

Notes to the financial statements

--------------------------------------------------------------------------------

Note I -- Legal and Corporate Background of the Fund

Julius Baer Multistock SICAV ("the SICAV") is organised as a "societe d' investissement a capital variable" under the Luxembourg law of August 10, 1915, and qualifies as Part I undertaking for collective investment in transferable securities (UCITS) under the law of March 30,1988. It was established on December 1, 1989, for an unlimited period. The SICAV is registered under number B-32188 at the Register of Commerce in Luxembourg. The SICAV has its registered office at 69, route d' Esch, L-1470 Luxembourg. As at December 31, 2000, there were 18 sub-funds. These financial statements cover the Swiss Stock Fund (the "sub-fund") which was launched on May 2, 1990.

Types of share
The sub-fund may issue three types of shares
--A shares: Shares with distribution of income and/or capital gains.
--B shares: Shares without distribution of income and/or capital gains
--C shares (for institutional investors): Shares without distribution of income and/or capital gains. C shares were authorized on August 23, 1999 and one share was issued to Julius Baer Investment Funds Services Ltd., (Zurich) for CHF
358.10. C shares are not currently available for sale.


Note 2 - Accounting Policies

Presentation of the financial statements The financial statements of the sub-fund have been prepared in conformity with the legal requirements for investment funds in Luxembourg which require management to make certain estimates and assumptions at the date of the financial statements. These standards do not differ significantly from accounting principles generally accepted in the United States of America (GAAP) except with respect to certain disclosures. The GAAP disclosures included in these financial statements include the financial highlights, statement of investment classified by industry, reclassification of net investment losses against paid in capital, and currency exchange rates. The annual report has been based on the calculation of the last statement of net assets as per year-end.

Security Valuation
Securities for which exchange quotations are readily available are valued using the last available price. Securities for which exchange quotations are not readily available are valued on the basis of their probable realization determined with care and good faith.

Foreign currencies
Transactions effected in currencies other than the currency of the sub-fund are converted using the exchange rate on the date of the transaction. Investments and other assets and liabilities denominated in currencies other than the currency of the sub-fund are converted using the exchange rate on the valuation date. Gains and losses on exchange are included in statement of operations.

Income recognition
Dividend income is accrued on the ex-dividend date. Interest income is accrued daily. The income is shown net of any withholding taxes.

Security transactions
Security transactions are accounted for as of trade date. The net gain/loss realized from the disposal of securities is determined using the average of historical cost. The associated foreign exchange movement between purchase date and date of sale of investment is included in realized gains and losses on investments.

Options
Purchase of options: when an option is purchased, the premium paid is accounted as an investment, and then valued at the market price. If a purchased put option is exercised, the premium is subtracted from the sale price of the underlying asset in order to determine the gain/loss. If a purchased call option is exercised, the premium is added to the cost price of the underlying asset.
Sale of options: if an option is written (sold), the premium received is accounted as a liability, and then valued at the market price. If a written call option is exercised, the premium received is added to the sale price of the underlying asset in order to determine the gain/loss. If a written put option is exercised, the cost price of the underlying asset is reduced.

Forwards contracts
The fund generally uses forward contracts to facilitate transactions in foreign currencies. Forward contracts are valued using the forward foreign exchange rates prevailing at the statement of net asset date and the resulting unrealized gain or loss is included on the statement of operations.

Expenses
Generally, expenses of the SICAV will be allocated among and charged to each sub-fund on a fair and equitable basis which may be based on the relative net assets of each sub-fund or the nature of the services performed and the relative applicability to each sub-fund of the SICAV. Expenses directly charged or attributable to the Swiss Stock Fund will be paid from the assets of the Sub-fund.


Note 3 - Administration Fees

In the case of "A "shares and "B "shares, the sub-fund pays a flat-rate fee of up to 1.6 %p.a. of the net asset value of the sub-fund to Julius Baer Investment Funds Services Ltd. to cover the services of the custodian, transfer agent, administrator, principal paying agent and representative, and for other companies' additional investment advisory, representative, distributor and support activities In the case of "C "shares, the company pays a flat-rate fee of 0.95 %p.a. of the net asset value of the funds to cover the services of the custodian, transfer agent, administrator, principal paying agent and representative, and for other companies' additional investment advisory, representative, distributor and support activities. As at December 31, 2000, the portion of administration fees relating to custodian services for all share classes amounted to CHF 308,789.


Note 4 - Subscription tax

According to Luxembourg law, the company is not subject to income tax in Luxembourg and dividends paid by the company are not subject to tax at source in Luxembourg. The company is, however, subject to an annual tax of 0.06% of the net asset value ("taxe d'abonnement") as valued at the end of each quarter, and which is payable quarterly in arrears.


Note 5 - Time Deposits

As at December 31, 2000, Swiss Stock Fund entered into the following time deposits:
- CHF 15,000,000, maturity January 31, 2001 at 3.5% held at Dresdner Bank Luxembourg
- CHF 25,000,000, maturity February 28, 2001 at 3.43% held at Banque Internationale a Luxembourg S.A.
- CHF 25,000,000, maturity March 30, 2001 at 3.4375 % held at Banque Internationale a Luxembourg S.A.
- CHF 40,000,000, maturity December 29, 2001 at 3.42% held at ABN Amro Bank, Amsterdam


Note 6 - Currency Exchange Rates

As at December 31, 2000, the Swiss Franc (CHF) to United States Dollar (USD) exchange rate was CHF 1.611 to USD 1.000. For the year ended December 31, 2000, the average exchange rate was CHF 1.6889 to USD 1.0000 using the closing exchange rate for each business day.


Note 7 - Distributions to shareholders

Distributions to shareholders from net investment income or accumulated undistributed realized gain on investment and foreign currency transactions, if any, for the Class A shares are recorded by the sub-fund on ex-dividend date. Distributions are not declared or paid on accumulation shares.

Financial Highlights

--------------------------------------------------------------------------------

For a share outstanding for the period - Share A only

In Swiss Francs, years ended December 31                               2000         1999       1998         1997        1996
Net Asset Value Beginning of Period per share                        332.42       300.67     278.81        195.67      176.18

Income from Investment Operations (a)
Net Investment Loss                                                   -2.94        -2.63      -2.48         -1.50       -0.79
Net Gains or Losses on Securities                                     43.23        41.88      35.34         90.39       28.67
Total From Investment Operations                                      40.29        39.25      32.86         88.89       27.88

Less Distributions
Distributions (from capital gains)                                    -7.50        -7.50     -11.00         -5.75       -8.39
Total Distributions                                                   -7.50        -7.50     -11.00         -5.75       -8.39

Net Asset value, End of Period                                       365.21       332.42     300.67        278.81      195.67

Total Return (b)                                                      12.20%       13.37%     11.47%        45.95%
                                                                      16.24%
Net assets, end of period (million Swiss francs) Share A only       100.466       82.128     73.807        58.544      35.400


Expenses to average net assets                                         1.67%        1.59%      1.58%         1.57%       1.60%
Portfolio turnover rate                                               26.00%       30.00%     14.00%        38.00%      22.00%

(a) Per share amounts were computed using average shares outstanding during the year.
(b) The total return reflects a reinvestment of the distributed amount and does not include any one time sales charge.

Financial Highlights

--------------------------------------------------------------------------------

For a share outstanding for the period - Share B only

In Swiss Francs, years ended December 31                               2000        1999       1998        1997         1996
Net Asset Value Beginning of Period per share                        403.23      355.68     319.07       218.62       188.08

Income from Investment Operations (a)
Net Investment Loss                                                   -2.94       -2.63      -2.48        -1.50        -0.79
Net Gains or Losses on Securities                                     52.15       50.18      39.09       101.95        31.33
Total From Investment Operations                                      49.21       47.55      36.61       100.45        30.54

Net Asset value, End of Period                                       452.44      403.23     355.68       319.07       218.62

Total Return                                                          12.20%      13.37%     11.47%       45.95%       16.24%
Net assets, end of period (million Swiss francs) Share B only       817.660     530.138    498.107      358.180      172.628
Expenses to average net assets                                         1.67%       1.59%      1.58%        1.57%        1.60%
Portfolio turnover rate                                               26.00%      30.00%     14.00%       38.00%       22.00%

(a) Per share amounts were computed using average shares outstanding during the year.

APPENDIX -- DESCRIPTION OF RATINGS

Commercial Paper Ratings

Standard and Poor's Ratings Group Commercial Paper Ratings

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     Moody's Investors Service's Commercial Paper Ratings

     Prime-1 - Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 - Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

     The following summarizes the ratings used by S&P for corporate bonds:

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong and differs from AAA issues only in small degree.

     A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC and C -- Bonds rated "BB", "B" , "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI - Bonds rated "CI" are income bonds on which no interest is being paid.

     To provide more detailed indications of credit quality, the ratings set forth above may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for corporate bonds:

     Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated "Baa" are considered to be medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

     Ba -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

     Ca -- Bonds that are rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                                    PART C

Item 23. Exhibits.


     (a)    Form of Amended and Restated Global Hub and Spoke (SM) Agreement.



     (b)    By-laws.


     (c)    Not Applicable.


     (d)    Not Applicable.



     (e)    Not Applicable.


     (f)    Not Applicable.


     (g)    Not Applicable.



     (h) Form of Administration Agreement between Julius Baer Investment Management Inc. and BISYS Fund Services Limited Partnership.


     (i)    Not Applicable.


     (j)    Consent of PricewaterhouseCoopers S.a r.l.


     (k)    Not Applicable.


     (l)    Investment representation letters of initial investors. (1)


     (m)    Not Applicable.

     (n)    Not Applicable.


     (o)    Not Applicable.



     (p)(1) Form of Code of Ethics of Swiss Stock Portfolio.






     (p)(2) Form of Code of Ethics of Julius Baer Multistock Funds and Julius Baer Investment Management Inc.



     (1)    To be filed by Amendment.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

          Not applicable.

Item 25.  Indemnification.


     Except for the material contracts attached as exhibits hereto and the Global Hub and Spoke Agreement by and among the Supervisors of the Registrant and the Julius Baer Multistock Funds on behalf of Julius Baer Swiss Stock Fund, dated January 19, 2000 (the "Declaration"), there is no contract, arrangement or statute under which any Trustee, Supervisor, officer, underwriter or affiliated person of the Portfolio is insured or indemnified. The Declaration provides that no Trustee or officer will be indemnified against any liability to which the Portfolio would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


Item 26.  Business and Other Connections of Investment Adviser.


     Julius Baer Investment Management Inc. ("JBIMI") serves as the investment manager to the Julius Baer Swiss Stock Fund and the Swiss Stock Fund. JBIMI is a wholly owned subsidiary of Julius Baer Securities Inc., which in turn is a wholly owned subsidiary of Julius Baer Holding Ltd., a publicly traded Swiss-based banking and asset management firm. A list of officers and directors of JBIMI as of April 2, 2001, is set forth below. The address of the following individuals is 330 Madison Avenue, New York, New York 10017, unless otherwise noted.



Dr. Leo T. Schrutt (Chairman),* Jonathan C. Minter (Vice Chairman, London Branch),* Edward C. Dove (Chief Investment Officer),* Tim Haywood (Senior Portfolio Manager),* Glen F. Wisher (Fixed Income Portfolio Manager),* Richard Howard (Director - Research),* Michael J. Byl (Assistant Director, Sales), Edward A. Clapp (First Vice President, Compliance), Richard C. Pell (Senior Vice President), Rudolph Younes (Portfolio Manager), Alessandro E. Fusina (Director), Francoise M. Birnholz (Senior Vice President, Secretary and General Counsel), Bernard Spilko (Director), and Stuart Adam (Director).



* Business Address is: Bevis Marks House, London EC3A 7NE, England.



     To the knowledge of the Registrant, except as set forth below, none of the directors or officers of JBIMI is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature:



                                                                                                  Position with other
            Name                    Other Company(s)                    Address                   Company(s)
Stuart Adam                      Julius Baer Investment         2101 Jardine House                Managing Director
                                  Advisory (Asia) Ltd.          1 Connaught Place
                                                                Hong Kong

                                Bank Julius Baer &              330 Madison Avenue                Senior Vice President

                                Co. Ltd.                        New York, NY  10017

Francoise M. Birnholz           Julius Baer Securities, Inc.    330 Madison Avenue                Senior Vice President, Secretary
                                                                New York, NY  10017               and General Counsel

                                Julius Baer NY                  330 Madison Avenue                First Vice President, Secretary
                                                                New York, NY  10017               and General Counsel

Edward A. Clapp                 Julius Baer Securities, Inc.    330 Madison Avenue                First Vice President, Compliance
                                                                New York, NY  10017

                                Bank Julius Baer & Co. Ltd.     330 Madison Avenue                First Vice President, Compliance
                                                                New York, NY  10017

Allessandro E. Fusina           Julius Baer Securities, Inc.    330 Madison Avenue                Director
                                                                New York, NY  10017

                                Bank Julius Baer & Co. Ltd.     330 Madison Avenue                Chairman of Advisory Board
                                                                New York, NY  10017

                                Ilander Ltd                     350 Park Avenue                   President
                                                                New York, NY  10022
Richard C. Pell                 Bank Julius Baer                330 Madison Avenue                Senior Vice President
                                                                New York, NY  10017
Dr. Leo T. Schrutt              Julius Baer Holding Ltd.        Bahnhofstrasse 36                 Member of Group
                                                                Zurich, Switzerland               Executive Board

                                Julius Baer Asset Management    Brandschenkestrasse 40            President
                                                                Zurich, Switzerland

Bernard Spilko                  Bank Julius Baer & Co. Ltd.     330 Madison Avenue                Senior Vice President
                                                                New York, NY  10017

Rudolph Younes                  Bank Julius Baer & Co. Ltd.     330 Madison Avenue                Portfolio Manager
                                                                New York, NY  10017


Item 27.  Principal Underwriters.


      Not Applicable.


Item 28.  Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of:


Swiss Stock Portfolio
21 Milk Street, Suite 500
Boston, MA 02109-5408


Julius Baer Investment Management Inc.
330 Madison Avenue
New York, NY 10017
(investment manager)


Dexia Banque Internationale a Luxembourg
69, route d'Esch
L-2953 Luxembourg
(custodian and administrator)



BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH  43219
(administrator)


Item 29. Management Services.

      Not applicable.

Item 30. Undertakings.

      Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Investment Company Act of 1940, the Swiss Stock Portfolio has duly caused this registration statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 13th day of September, 2001.




                                         SWISS STOCK PORTFOLIO


                                         By /s/ PHILIP W. COOLIDGE


                                         Philip W. Coolidge, President